EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

      In connection with the Quarterly Report of CHS Inc. (the “Company”) on Form 10-Q/A-2 for the quarterly period ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Schmitz, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ JOHN SCHMITZ

John Schmitz
Executive Vice President and Chief Financial Officer

March 2, 2004